UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21949

DWS Dreman Value Income Edge Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2009

Annual Report to Stockholders

DWS Dreman Value Income Edge Fund, Inc. Ticker Symbol: DHG

Contents

3 Performance Summary

5 Portfolio Management Review

9 Portfolio Summary

11 Investment Portfolio

21 Financial Statements

25 Financial Highlights

26 Notes to Financial Statements

35 Report of Independent Registered Public Accounting Firm

36 Tax Information

36 Other Information

37 Dividend Reinvestment and Cash Purchase Plan

40 Investment Management Agreement Approval

45 Board Members and Officers

49 Additional Information

Investments in funds involve risk. Some funds have more risk than others. This fund is subject to market risk, meaning securities in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund can take short positions in securities, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales — in effect, leveraging the fund's portfolio — could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. The fund may focus its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry, sector or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Yields and market value will fluctuate. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Fixed-income securities are subject to interest-rate risk such that when interest rates rise, the prices of the fixed-income securities, and thus the value of the investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2009

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 9/30/09
DWS Dreman Value Income Edge Fund, Inc.	1-Year	Life of Fund*
Based on Net Asset Value(a)	-22.28%	-21.47%
Based on Market Price(a)	-20.29%	-27.81%
Blended Index(b)	7.38%	-3.09%
Credit Suisse Tremont Long/Short Equity Index(b)	7.95%	2.88%
Zacks Yield Hog Index(b)	-8.56%	-13.72%
Barclays Capital U.S. Corporate High-Yield Index(b)	22.34%	4.38%
Lipper Closed-End Core Funds Category(c)	-8.06%	-9.77%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006.
Net Asset Value and Market Price
	As of 9/30/09	As of 9/30/08(d)
Net Asset Value	$ 13.58	$ 20.67
Market Price	$ 11.18	$ 16.60

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information (d): Twelve Months as of 9/30/09: Income Dividends	$ 1.42
Return of capital	$ .06
Lipper Rankings — Closed-End Core Funds Category as of 9/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	27	of	28	94

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Blended Index that the Fund utilizes as its benchmark is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs), and closed-end funds. The Barclays Capital U.S. Corporate High-Yield Index (40%) is an unmanaged index that covers the USD-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle ratings of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes Emerging Markets debt. Effective December 2, 2008, the Barclays Capital U.S. Corporate High-Yield Index replaced the terminated Bear Stearns High-Yield Index as a component of the Fund's benchmark Blended Index. Portfolio management believes the Barclays Capital U.S. Corporate High-Yield Index to be comparable to the Bear Stearns High-Yield Index and the most appropriate gauge of the overall high-yield market and the high-yield holdings within the Fund. Equity index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper Closed-End Core Funds Category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Core Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
(d) Restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009 (see Note H in the Notes to Financial Statements).

Portfolio Management Review

DWS Dreman Value Income Edge Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Value Income Edge Fund, Inc. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management, LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to 1977.

Portfolio Management Team

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager

F. James Hutchinson

President and Managing Director of Dreman Value Management, LLC and Portfolio Manager

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC and Portfolio Manager

Gary P. Herbert, CFA

Head of High Yield Group and Managing Director of Dreman Value Management, LLC and Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past year proved to be a tumultuous period for the global financial markets. When the fund's fiscal year began in the autumn of 2008, the markets were just entering the worst stage of a downturn that already had been in place for over a year. The failure of Lehman Brothers, along with the downfall of numerous other global banking institutions, fueled investor fears that the global financial system was on the verge of collapse. The resulting flight from higher-risk assets sparked a decline of over 25% for the US stock market in just a matter of weeks. At the same time, investors fled high-yield bonds for the relative safety of US Treasuries. The sharp rise in the yield spread, i.e., the difference in yield between high-yield bonds and Treasuries, provides an illustration of the high level of fear in the market. While at the beginning of 2008 the yield spread stood at 589 basis points (5.89 percentage points), it rose to an all-time high of 1816 basis points by mid-November.1,2

The slump in higher-risk asset classes continued through January and February, reflecting mounting evidence that the financial crisis was beginning to weigh heavily on both economic growth and corporate earnings. Both stocks and high-yield bonds touched their lows in the first quarter, but, as is often the case, elevated levels of fear set the stage for what proved to be a substantial rally. This rebound carried through the end of the fund's fiscal year on hopes that the recession was over, helping the markets to regain much of the ground they had lost in the first half of the period. While US equities nonetheless finished the year in negative territory, high-yield bonds produced a return in the high teens.

On a net asset value (NAV) basis, the fund's total return for the 12-month period ended September 30, 2009 was -22.28%. On a market price basis, the return for the same period was -20.29%. The NAV as of September 30, 2009 was $13.58, compared with $20.67 (reflects the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009) as of September 30, 2008. The fund underperformed the 7.38% return of its blended benchmark. (Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.) All of the fund's underperformance occurred in the first half of the period. During this time, performance was hurt substantially by the fund's use of leverage in a falling market, as well as by its long position in S&P 500 futures.

The fund seeks to achieve a high level of total return. This investment objective is pursued through a combination of an income strategy designed to generate regular income with the potential for capital appreciation while reducing volatility (the "Income Strategy''), and a quantitative long/short strategy designed to seek returns that are uncorrelated with the market (the "Hedge Strategy''). Both strategies are implemented using a value-oriented investment process. There is no assurance that the fund will achieve its objective.

The fund allocates assets between the Income Strategy and the Hedge Strategy depending on our assessment of current market conditions and the attractiveness of available investment opportunities, so specific allocations, at various points in time, may fluctuate. Under normal circumstances, between 10% and 40% of the fund's assets are allocated to the Hedge Strategy. Generally, the fund holds about 80% of its assets in its Income Strategy, which invests in income-producing securities, including high-yield bonds, bank loans, dividend-paying common stocks and other securities that offer good yield. The relative proportions of equities and bonds may vary over time, depending on which asset class appears to offer better potential for return. The remaining 20% is invested in the Hedge Strategy. Here, the fund uses a quantitative model to buy, or take long positions in, common stocks with low price-to-earnings (P/E) ratios and seek to sell, or hold short positions in, common stocks with high P/E ratios.3 As part of the Hedge Strategy, the fund may also seek to enhance returns through futures on stock indices, options on futures, securities of exchange-traded funds and other instruments that provide broad market exposure.4

The fund also employs leverage, which has the potential to enhance return when markets are strong, but can negatively affect returns when markets decline.

Positive and Negative Factors in Fund Performance

As of September 30, 2009, the fund had allocated 90% of assets to the Income Strategy, with 80% in high-yield bonds and bank debt and 10% in energy trusts, which provide income, upside potential and a hedge against inflation. The remaining 10% of assets was invested in the Hedge Strategy, which includes a futures overlay position and the long-short portfolio described above.

As was the case with the performance of the broader financial markets, it helps to look at the fund's 12-month return in terms of two distinct periods. In the first half of the year, the fund's NAV fell sharply due to the steep losses in the prices of high-yield bonds and energy trusts. The latter group was hit by both the downturn in equities and the steep decline in the prices of oil and natural gas. Our futures overlay, which was invested in Standard & Poor's® 500 (S&P 500) Index futures, also lost substantial ground.5

In the second half of the period, our results improved, but not enough to make up for the substantial underperformance of the first half. High-yield bonds and energy trusts rebounded, with our holdings in these asset classes returning about 50% and 30%, respectively. Key contributors within high yield included positions in United Rentals North America, Inc., Rite Aid Corp., Casella Waste Systems, Inc. and Select Medical Holdings Corp. — a diverse group that helps illustrate the broad-based nature of our improved second-half performance. The fund took the opportunity presented by the poor market conditions to add marginally to the fund's high-yield exposure. For instance, the fund purchased bonds issued by Hertz Corp. when they traded down to the low 80s even though the company's credit profile had not changed. These bonds have since rebounded to trade at a premium once stability returned to the market, as investors came to realize that Hertz remained in good health.

The fund will consider reducing the fund's weighting in high yield once the asset class becomes more fully valued. While the yield spread had fallen to 764 basis points on September 30 from a high of 1816 only ten months earlier, it remains above the long-term historical average of 673. In our view, this indicates that there is still room for price appreciation in high yield.

Our hedge position enabled us to participate in the ensuing equity market rally. The long/short portfolio, with the S&P 500 futures overlay, generated a strong second half gain.

Taken together, these positive factors helped the fund generate an improved NAV return in the second half of the annual period.

Outlook and Positioning

With the turbulence of the past year receding, we are comfortable with the fund's current positioning. Accordingly, we have made only modest changes in recent months. We have a positive view of the high-yield bonds held in the fund, particularly those in the health care sector. We also see the energy trusts held by the fund, many of which are yielding in the neighborhood of 10%, as being solid long-term investments despite their short-term volatility.

1 Based on the Credit Suisse High Yield Index.
2 "Spread" refers to the excess yield various bond sectors offer over Treasuries with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.
3 A price-to-earnings ratio (P/E) ratio is a valuation ratio of a company's current share price compared to its per-share earnings.
4 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.
5 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

Long Position Sector Diversification (As a % of Total Long Positions, excluding Closed-End Investment Companies and Cash Equivalents)	9/30/09	9/30/08

Consumer Discretionary	26%	17%
Energy	21%	35%
Financials	14%	17%
Industrials	9%	8%
Health Care	8%	8%
Materials	8%	8%
Utilities	5%	1%
Consumer Staples	5%	2%
Information Technology	4%	2%
Telecommunications Services	—	2%
	100%	100%
Ten Largest Long Equity Holdings at September 30, 2009 (8.9% of Net Assets)
1. Crescent Point Energy Corp. A royalty trust that invests in oil and gas reservoirs	2.5%
2. NAL Oil & Gas Trust Conventional oil and natural gas royalty trust	1.2%
3. ARC Energy Trust Royalty trust formed to provide investors with indirect ownership in cash generating energy assets	1.1%
4. Bonavista Energy Trust Investment trust that generates income from its oil and gas interests in western Canada	1.1%
5. Harvest Energy Trust Focuses on acquiring high-quality, mature oil and natural gas properties	1.1%
6. Freehold Royalty Trust One of the largest owners of freehold mineral rights in Canada	0.9%
7. Genworth Financial, Inc. Offers insurance and financial services	0.4%
8. Pengrowth Energy Trust Royalty trust that invests in beneficial interests in producing oil and gas fields	0.2%
9. Wyndham Worldwide Corp. Franchises and manages hotels in North America and Europe	0.2%
10. Hartford Financial Services Group, Inc. Provides a range of insurance products	0.2%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	9/30/09	9/30/08

Information Technology	30%	16%
Materials	16%	7%
Financials	13%	13%
Consumer Discretionary	12%	16%
Industrials	9%	13%
Health Care	7%	17%
Energy	5%	8%
Consumer Staples	5%	7%
Utilities	2%	3%
Telecommunications Services	1%	—
	100%	100%
Ten Largest Sold Short Equity Holdings at September 30, 2009 (1.4% of Net Assets)
1. Dow Chemical Co. Producer of chemicals	0.2%
2. International Paper Co. Manufacturer of paper, pulp and wood products	0.2%
3. Goodyear Tire & Rubber Co. Manufacturer of tires and provider of automotive services	0.2%
4. AK Steel Holding Corp. Produces coated cold and hot rolled carbon steel	0.2%
5. Capital One Financial Corp. Provider of consumer lending services	0.1%
6. Janus Capital Group, Inc. Provider of asset management services	0.1%
7. Johnson Controls, Inc. Provider of automotive systems and building controls	0.1%
8. Intuitive Surgical, Inc. Manufacturer of surgical systems	0.1%
9. JDS Uniphase Corp. Provides communications test and measurement solutions and optical products for telecommunications services	0.1%
10. Tyco Electronics Ltd. Manufactures electronic components	0.1%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2009

	Shares	Value ($)

Long Positions 102.9%
Common Stocks 15.6%
Consumer Discretionary 1.3%
Automobiles 0.1%
Harley-Davidson, Inc. (a)	15,720	361,560
Hotels Restaurants & Leisure 0.2%
Wyndham Worldwide Corp. (a)	40,400	659,328
Household Durables 0.3%
Newell Rubbermaid, Inc. (a)	31,130	488,430
Whirlpool Corp. (a)	6,560	458,937
		947,367
Internet & Catalog Retail 0.2%
Expedia, Inc.* (a)	24,660	590,607
Media 0.3%
CBS Corp. "B" (a)	43,820	528,031
Meredith Corp. (a)	11,590	347,005
Viacom, Inc. "B"* (a)	11,220	314,609
		1,189,645
Specialty Retail 0.1%
RadioShack Corp. (a)	20,560	340,679
Textiles, Apparel & Luxury Goods 0.1%
Coach, Inc. (a)	11,700	385,164
Consumer Staples 0.1%
Beverages 0.1%
Constellation Brands, Inc. "A"* (a)	13,020	197,253
Food & Staples Retailing 0.0%
SUPERVALU, Inc. (a)	11,700	176,202
Energy 8.8%
Energy Equipment & Services 0.3%
Diamond Offshore Drilling, Inc. (a)	2,890	276,053
ENSCO International, Inc. (a)	6,640	282,466
National-Oilwell Varco, Inc.* (a)	5,960	257,055
Noble Corp. (a)	6,940	263,442
		1,079,016
Oil, Gas & Consumable Fuels 8.5%
Apache Corp. (a)	2,860	262,634
ARC Energy Trust (Units)	211,800	3,945,834
Bonavista Energy Trust (Units)	200,000	3,904,500
Crescent Point Energy Corp.	257,548	8,867,378
Devon Energy Corp. (a)	3,780	254,507
El Paso Corp. (a)	28,620	295,358
EOG Resources, Inc. (a)	2,900	242,179
Freehold Royalty Trust (Units)	200,000	3,024,000
Harvest Energy Trust (Units)	568,444	3,683,517
NAL Oil & Gas Trust (Units)	344,500	4,086,443
Occidental Petroleum Corp. (a)	3,100	243,040
Pengrowth Energy Trust (Units)	80,000	840,800
Valero Energy Corp. (a)	9,870	191,379
		29,841,569
Financials 2.4%
Capital Markets 0.2%
Ameriprise Financial, Inc. (a)	9,480	344,409
State Street Corp. (a)	7,540	396,604
		741,013
Consumer Finance 0.1%
SLM Corp.* (a)	39,370	343,306
Insurance 1.8%
Aflac, Inc. (a)	11,360	485,526
Allstate Corp. (a)	10,320	315,998
Assurant, Inc. (a)	8,340	267,380
Chubb Corp. (a)	4,560	229,870
Genworth Financial, Inc. "A" (a)	113,970	1,361,942
Hartford Financial Services Group, Inc. (a)	23,970	635,205
Lincoln National Corp. (a)	18,220	472,080
Loews Corp. (a)	8,490	290,783
MetLife, Inc. (a)	9,790	372,705
Principal Financial Group, Inc. (a)	20,610	564,508
Prudential Financial, Inc. (a)	8,660	432,221
The Travelers Companies, Inc. (a)	4,580	225,473
Torchmark Corp. (a)	7,270	315,736
Unum Group (a)	15,550	333,392
		6,302,819
Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, Inc. (REIT) (a)	36,670	431,606
Simon Property Group, Inc. (REIT) (a)	4,906	340,624
Vornado Realty Trust (REIT) (a)	4,518	291,004
		1,063,234
Health Care 0.7%
Health Care Providers & Services 0.4%
Aetna, Inc. (a)	7,000	194,810
CIGNA Corp. (a)	9,950	279,496
Coventry Health Care, Inc.* (a)	15,880	316,965
Humana, Inc.* (a)	6,660	248,418
UnitedHealth Group, Inc. (a)	8,100	202,824
WellPoint, Inc.* (a)	4,740	224,486
		1,466,999
Health Care Technology 0.1%
IMS Health, Inc. (a)	13,780	211,523
Pharmaceuticals 0.2%
Eli Lilly & Co. (a)	5,530	182,656
Forest Laboratories, Inc.* (a)	8,270	243,469
Merck & Co., Inc. (a)	6,680	211,288
Pfizer, Inc. (a)	11,930	197,441
		834,854
Industrials 1.0%
Aerospace & Defense 0.5%
Boeing Co. (a)	5,060	273,999
General Dynamics Corp. (a)	4,530	292,638
Goodrich Corp. (a)	4,960	269,526
Northrop Grumman Corp. (a)	4,690	242,708
Precision Castparts Corp. (a)	3,170	322,928
Rockwell Collins, Inc. (a)	5,590	283,972
		1,685,771
Commercial Services & Supplies 0.2%
Pitney Bowes, Inc. (a)	8,480	210,728
R.R. Donnelley & Sons Co. (a)	24,910	529,587
		740,315
Machinery 0.2%
Flowserve Corp. (a)	3,210	316,313
Snap-on, Inc. (a)	6,960	241,930
		558,243
Road & Rail 0.1%
CSX Corp. (a)	7,250	303,485
Norfolk Southern Corp. (a)	5,720	246,589
		550,074
Information Technology 0.5%
Communications Equipment 0.1%
Harris Corp. (a)	5,380	202,288
Harris Stratex Networks, Inc. "A"*	1,336	9,352
		211,640
Computers & Peripherals 0.1%
Hewlett-Packard Co. (a)	5,730	270,513
Lexmark International, Inc. "A"* (a)	10,020	215,831
		486,344
Electronic Equipment, Instruments & Components 0.1%
Jabil Circuit, Inc. (a)	45,570	611,094
IT Services 0.1%
Convergys Corp.* (a)	26,050	258,937
Office Electronics 0.1%
Xerox Corp. (a)	32,740	253,408
Materials 0.3%
Containers & Packaging 0.2%
Owens-Illinois, Inc.* (a)	14,560	537,264
Pactiv Corp.* (a)	14,040	365,742
		903,006
Metals & Mining 0.1%
Newmont Mining Corp. (a)	4,470	196,769
Telecommunication Services 0.1%
Diversified Telecommunication Services
CenturyLink, Inc. (a)	7,014	235,670
Utilities 0.4%
Electric Utilities 0.1%
Edison International (a)	6,270	210,547
Pepco Holdings, Inc. (a)	15,070	224,241
		434,788
Independent Power Producers & Energy Traders 0.2%
AES Corp.* (a)	27,340	405,179
Primary Energy Recycling Corp. (EIS)	122,300	114,230
		519,409
Multi-Utilities 0.1%
Ameren Corp. (a)	8,540	215,891
Total Common Stocks Long Positions (Cost $49,112,032)		54,593,497

Convertible Preferred Stocks 1.4%
Financials
CIT Group, Inc., Series C, 8.75%	225,000	1,392,750
Fannie Mae, Series 08-1, 8.75%	1,500,000	3,600,000
Total Convertible Preferred Stocks (Cost $86,250,000)		4,992,750
	Principal Amount ($)	Value ($)

Corporate Bonds 72.1%
Consumer Discretionary 24.3%
ArvinMeritor, Inc., 8.125%, 9/15/2015	20,000,000	17,400,000
H&E Equipment Services, Inc., 8.375%, 7/15/2016	17,000,000	15,555,000
Hertz Corp., 10.5%, 1/1/2016	20,000,000	20,800,000
Neiman Marcus Group, Inc., 9.0%, 10/15/2015 (PIK)	15,740,152	13,457,830
United Rentals North America, Inc., 7.75%, 11/15/2013	20,000,000	18,000,000
		85,212,830
Consumer Staples 2.3%
Rite Aid Corp., 8.625%, 3/1/2015	9,900,000	8,056,125
Energy 11.7%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014	19,750,000	16,096,250
Clayton Williams Energy, Inc., 7.75%, 8/1/2013	13,973,000	12,016,780
Connacher Oil & Gas Ltd., 144A, 10.25%, 12/15/2015	2,000,000	1,630,000
Dynegy Holdings, Inc., 7.75%, 6/1/2019	13,000,000	11,082,500
		40,825,530
Financials 9.4%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013	22,571,000	17,041,105
DJO Finance LLC, 10.875%, 11/15/2014	15,400,000	15,746,500
		32,787,605
Health Care 7.0%
Bausch & Lomb, Inc., 9.875%, 11/1/2015	2,000,000	2,095,000
Biomet, Inc., 10.0%, 10/15/2017	3,000,000	3,195,000
CHS/Community Health Systems, Inc., 8.875%, 7/15/2015	4,000,000	4,100,000
HCA, Inc., 9.25%, 11/15/2016	9,500,000	9,820,625
Select Medical Holdings Corp., 6.428%**, 9/15/2015	3,700,000	3,256,000
Warner Chilcott Corp., 8.75%, 2/1/2015	2,000,000	2,050,000
		24,516,625
Industrials 4.7%
Casella Waste Systems, Inc., 9.75%, 2/1/2013	17,740,000	16,409,500
Information Technology 2.9%
First Data Corp., 9.875%, 9/24/2015	7,000,000	6,466,250
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	5,000,000	3,825,000
		10,291,250
Materials 7.3%
Crown Cork & Seal Co., Inc., 8.0%, 4/15/2023	18,104,000	17,198,800
Graham Packaging Co. LP, 9.875%, 10/15/2014	1,000,000	1,027,500
Union Carbide Corp., 7.75%, 10/1/2096	10,000,000	7,488,100
		25,714,400
Utilities 2.5%
Texas Competitive Electric Holdings Co., LLC, Series B, 10.25%, 11/1/2015	12,000,000	8,640,000
Total Corporate Bonds (Cost $281,006,098)		252,453,865

Loan Participations and Assignments 7.9%
Senior Loans**
Bausch & Lomb, Inc.:
Term Delayed Draw, 3.783%, 4/26/2015	1,784,023	1,707,088
Term Loan, 3.783%, 4/26/2015	7,346,439	7,029,623
First Data Corp., Term Loan, 3.033%, 9/24/2014	12,393,536	10,672,507
TXU Corp., Term Loan, 3.496%, 10/10/2014	10,463,232	8,358,710
Total Loan Participations and Assignments (Cost $31,457,382)		27,767,928

Subordinated Income Notes 0.0%
Preferred Term Securities XVI Ltd., 144A, Income Note, Zero Coupon, 3/23/2035*	3,900,000	390
Preferred Term Securities XVII Ltd., 144A, Income Note, Zero Coupon, 6/23/2035*	3,750,000	750
Preferred Term Securities XVIII Ltd., 144A, Income Note, Zero Coupon, 9/23/2035*	3,750,000	5,250
Preferred Term Securities XIX Ltd., 144A, Income Note, Zero Coupon, 12/22/2035*	2,500,000	49,750
Preferred Term Securities XXI Ltd., 144A, Income Note, Zero Coupon, 3/22/2038*	3,750,000	0
Preferred Term Securities XXIII Ltd., 144A, Income Note, Zero Coupon, 12/22/2036*	3,750,000	20,250
Preferred Term Securities XXIV Ltd., 144A, Income Note, Zero Coupon, 3/22/2037*	7,500,000	0
Total Subordinated Income Notes (Cost $23,162,136)		76,390
	Shares	Value ($)

Cash Equivalents 5.9%
Cash Management QP Trust, 0.18% (b) (Cost $20,636,946)	20,636,946	20,636,946
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $491,624,594)+	102.9	360,521,376
Other Assets and Liabilities, Net	7.6	26,607,521
Notes Payable	(4.3)	(15,000,000)
Securities Sold Short	(6.2)	(21,698,694)
Net Assets	100.0	350,430,203
+ The cost for federal income tax purposes was $492,231,879. At September 30, 2009, net unrealized depreciation for all securities based on tax cost was $131,710,503. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,781,090 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $156,491,593.
	Shares	Value ($)

Common Stocks Sold Short 6.2%
Consumer Discretionary 0.8%
Auto Components 0.2%
Goodyear Tire & Rubber Co.	32,530	553,986
Johnson Controls, Inc.	18,180	464,681
		1,018,667
Hotels Restaurants & Leisure 0.1%
Marriott International, Inc. "A"	11,223	309,642
Household Durables 0.1%
Leggett & Platt, Inc.	14,470	280,718
Internet & Catalog Retail 0.1%
Amazon.com, Inc.	2,530	236,201
Media 0.1%
Washington Post Co. "B"	500	234,040
Multiline Retail 0.1%
Sears Holdings Corp.	4,330	282,792
Specialty Retail 0.1%
Bed Bath & Beyond, Inc.	7,540	283,052
Consumer Staples 0.3%
Food & Staples Retailing 0.1%
Costco Wholesale Corp.	4,160	234,874
Food Products 0.1%
The Hershey Co.	5,380	209,067
Tyson Foods, Inc. "A"	18,610	235,044
		444,111
Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	7,950	294,786
Energy 0.3%
Oil, Gas & Consumable Fuels
Hess Corp.	2,850	152,361
Murphy Oil Corp.	3,920	225,674
Noble Energy, Inc.	3,660	241,414
Range Resources Corp.	4,560	225,082
Southwestern Energy Co.	6,340	270,591
		1,115,122
Financials 0.8%
Capital Markets 0.5%
Charles Schwab Corp.	12,470	238,801
Franklin Resources, Inc.	3,590	361,154
Invesco Ltd.	13,820	314,543
Janus Capital Group, Inc.	33,870	480,277
Northern Trust Corp.	2,990	173,898
T. Rowe Price Group, Inc.	6,780	309,846
		1,878,519
Consumer Finance 0.1%
Capital One Financial Corp.	13,700	489,501
Diversified Financial Services 0.1%
IntercontinentalExchange, Inc.	2,620	254,638
Real Estate Investment Trusts 0.1%
Plum Creek Timber Co., Inc. (REIT)	6,540	200,385
Health Care 0.4%
Biotechnology 0.1%
Celgene Corp.	3,690	206,271
Gilead Sciences, Inc.	3,900	181,662
		387,933
Health Care Equipment & Supplies 0.1%
Intuitive Surgical, Inc.	1,680	440,580
Health Care Providers & Services 0.1%
Medco Health Solutions, Inc.	4,390	242,811
Life Sciences Tools & Services 0.0%
Millipore Corp.	3,190	224,352
Pharmaceuticals 0.1%
Allergan, Inc.	4,250	241,230
Industrials 0.5%
Air Freight & Logistics 0.1%
C.H. Robinson Worldwide, Inc.	4,080	235,620
Expeditors International of Washington, Inc.	6,610	232,342
United Parcel Service, Inc. "B"	4,000	225,880
		693,842
Commercial Services & Supplies 0.1%
Iron Mountain, Inc.	8,740	233,008
Stericycle, Inc.	3,540	171,513
		404,521
Machinery 0.1%
PACCAR, Inc.	7,360	277,546
Professional Services 0.1%
Robert Half International, Inc.	10,620	265,712
Trading Companies & Distributors 0.1%
Fastenal Co.	5,750	222,525
Information Technology 1.9%
Communications Equipment 0.4%
JDS Uniphase Corp.	60,730	431,790
Juniper Networks, Inc.	11,730	316,945
QUALCOMM, Inc.	4,790	215,454
Tellabs, Inc.	42,210	292,093
		1,256,282
Computers & Peripherals 0.1%
Apple, Inc.	1,800	333,666
Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	14,570	223,066
Molex, Inc.	14,560	304,013
Tyco Electronics Ltd.	18,960	422,429
		949,508
Internet Software & Services 0.2%
Google, Inc. "A"	530	262,801
VeriSign, Inc.	8,520	201,839
Yahoo!, Inc.	12,840	228,680
		693,320
IT Services 0.1%
MasterCard, Inc. "A"	1,120	226,408
Paychex, Inc.	7,620	221,361
		447,769
Semiconductors & Semiconductor Equipment 0.6%
Altera Corp.	10,000	205,100
Analog Devices, Inc.	8,670	239,119
Broadcom Corp. "A"	9,070	278,358
Intel Corp.	11,880	232,492
Linear Technology Corp.	7,550	208,606
MEMC Electronic Materials, Inc.	11,090	184,427
Microchip Technology, Inc.	8,450	223,925
Texas Instruments, Inc.	10,650	252,299
Xilinx, Inc.	9,010	211,014
		2,035,340
Software 0.2%
Autodesk, Inc.	13,670	325,346
Electronic Arts, Inc.	9,780	186,309
Salesforce.com, Inc.	5,240	298,313
		809,968
Materials 1.0%
Chemicals 0.3%
Dow Chemical Co.	23,840	621,509
Ecolab, Inc.	5,490	253,803
Monsanto Co.	2,180	168,732
Praxair, Inc.	2,750	224,647
		1,268,691
Metals & Mining 0.4%
AK Steel Holding Corp.	27,300	538,629
Freeport-McMoRan Copper & Gold, Inc.	4,600	315,606
United States Steel Corp.	9,350	414,860
		1,269,095
Paper & Forest Products 0.3%
International Paper Co.	27,640	614,437
MeadWestvaco Corp.	18,100	403,811
		1,018,248
Telecommunication Services 0.1%
Wireless Telecommunication Services
American Tower Corp. "A"	6,020	219,128
Utilities 0.1%
Electric Utilities 0.0%
PPL Corp.	6,780	205,705
Gas Utilities 0.1%
EQT Corp.	5,490	233,874
Total Common Stocks Sold Short (Proceeds $13,288,611)		21,698,694
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2009.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EIS: Enhanced Income Security

PIK: Denotes that all or a portion of income is paid in-kind.

REIT: Real Estate Investment Trust

As of September 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	12/17/2009	72	18,372,795	18,952,200	579,405

For information on the Fund's policy and additional disclosure regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (c)	$ 59,586,247	$ —	$ —	$ 59,586,247
Fixed Income Investments (c)
Corporate Bonds	—	252,453,865	—	252,453,865
Loan Participation and Assignments	—	27,767,928	—	27,767,928
Subordinated Income Notes	—	—	76,390	76,390
Short-Term Investments	—	20,636,946	—	20,636,946
Derivatives (d)	579,405	—	—	579,405
Total	$ 60,165,652	$ 300,858,739	$ 76,390	$ 361,100,781
Liabilities
Investments Sold Short, at Value (c)	$ (21,698,694)	$ —	$ —	$ (21,698,694)
Total	$ (21,698,694)	$ —	$ —	$ (21,698,694)
(c) See Investment Portfolio for additional detailed categorizations.
(d) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Subordinated Income Notes
Balance as of September 30, 2008	$ 6,317,200
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(6,240,810)
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of September 30, 2009	$ 76,390
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2009	$ (6,240,810)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2009
Assets
Investments in securities, at value (cost $470,987,648)	$ 339,884,430
Investment in Cash Management QP Trust (cost $20,636,946)	20,636,946
Total investments, at value (cost $491,624,594)	360,521,376
Cash	669,266
Foreign currency, at value (cost $192,356)	194,251
Deposit with broker for securities sold short	17,918,500
Deposit with broker for open futures contracts	1,620,000
Receivable for investments sold	233,912
Interest receivable	6,492,851
Foreign taxes recoverable	201
Dividends receivable	184,035
Other assets	1,681
Total assets	387,836,073
Liabilities
Notes payable	15,000,000
Payable for securities sold short, at value (proceeds of $13,288,611)	21,698,694
Interest on notes payable	62,635
Payable for Fund shares repurchased	111,890
Dividends payable for securities sold short	19,737
Payable for daily variation margin on open futures contracts	34,200
Accrued management fee	291,571
Other accrued expenses and payables	187,143
Total liabilities	37,405,870
Net assets, at value	$ 350,430,203
Net Assets Consist of
Distributions in excess of net investment income	(659,857)
Net unrealized appreciation (depreciation) on: Investments	(131,103,218)
Futures	579,405
Securities sold short	(8,410,083)
Foreign currency	3,565
Accumulated net realized gain (loss)	(501,148,436)
Paid-in capital	991,168,827
Net assets, at value	$ 350,430,203
Net Asset Value
Class A Net Asset Value per share ($350,430,203 ÷ 25,800,109 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 13.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2009
Investment Income
Dividends (net of foreign taxes withheld of $969,344)	$ 8,283,718
Interest (net of foreign taxes withheld of $32,787)	28,789,180
Interest — Cash Management QP Trust	235,397
Total Income	37,308,295
Expenses: Management fee	3,468,518
Administration fee	346,852
Services to shareholders	18,201
Custodian fee	24,066
Professional fees	352,829
Reports to shareholders	163,295
Interest expense	2,434,097
Stock exchange listing fee	52,531
Dividends on short positions	141,844
Other	50,544
Total expenses before expense reductions	7,052,777
Expense reductions	(564)
Total expenses after expense reductions	7,052,213
Net investment income	30,256,082
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(312,599,390)
Futures	(22,876,244)
Closed short positions	20,766,560
Foreign currency	(225,624)
(314,934,698)
Change in net unrealized appreciation (depreciation) on: Investments	151,054,451
Futures	7,504,807
Securities sold short	(21,102,258)
Unfunded loan commitments	105,879
Foreign currency	35,187
137,598,066
Net gain (loss)	(177,336,632)
Net increase (decrease) in net assets resulting from operations	$ (147,080,550)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended September 30, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (147,080,550)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(53,011,754)
Net purchases, sales and maturities of short-term investments	(20,636,946)
Net amortization/accretion of premium (discount)	(245,204)
Proceeds from sales and maturities of long-term investments	293,749,004
Purchases to cover securities sold short	(35,133,216)
Proceeds received from securities sold short	13,461,441
(Increase) decrease in receivable for investments sold	41,603,712
(Increase) decrease in interest receivable	4,699,530
(Increase) decrease in dividends receivable	1,569,626
(Increase) decrease in deferred loan costs	375,789
(Increase) decrease in other assets	2,039
Increase (decrease) in payable for investments purchased	(2,000,000)
(Increase) (decrease) in receivable/payable for daily variation margin on open futures contracts	4,270,700
Increase (decrease) in dividends payable for securities sold short	(10,785)
Increase (decrease) in unrealized depreciation on unfunded loan commitments	(105,879)
Change in unrealized (appreciation) depreciation on investments	(151,054,451)
Change in unrealized (appreciation) depreciation on short sales	21,102,258
Increase (decrease) in interest on notes payable	(5,918)
Increase (decrease) in other accrued expenses and payables	(619,242)
Net realized (gain) loss on short sales	(20,766,560)
Net realized (gain) loss from investments	312,599,390
Cash provided (used) by operating activities	$ 262,762,984
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	(1,905,833)
Net increase (decrease) in notes payable	(251,000,000)
Payment of shares repurchased	(2,729,660)
Distributions paid	(38,575,923)
Cash provided (used) for financing activities	(294,211,416)
Increase (decrease) in cash	(31,448,432)
Cash at beginning of period*	51,850,449
Cash at end of period*	$ 20,402,017
Supplemental disclosure
Interest paid on notes	(2,440,015)
* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2009	2008
Operations: Net investment income	$ 30,256,082	$ 74,352,096
Net realized gain (loss)	(314,934,698)	(96,952,353)
Change in net unrealized appreciation (depreciation)	137,598,066	(289,952,730)
Net increase (decrease) in net assets resulting from operations	(147,080,550)	(312,552,987)
Distributions to shareholders from: Net investment income	(37,118,458)	(83,183,964)
Return of capital	(1,457,465)	—
Total distributions	(38,575,923)	(83,183,964)
Fund share transactions: Cost of shares repurchased	(2,841,550)	(2,384,602)
Net increase (decrease) in net assets from Fund share transactions	(2,841,550)	(2,384,602)
Increase (decrease) in net assets	(188,498,023)	(398,121,553)
Net assets at beginning of period	538,928,226	937,049,779
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $659,857 and $6,397,307, respectively)	$ 350,430,203	$ 538,928,226
Other Information
Shares outstanding at beginning of period (a)	26,070,213	26,152,713
Shares repurchased (a)	(270,104)	(82,500)
Shares outstanding at end of period (a)	25,800,109	26,070,213
(a) Shares for the year ended September 30, 2008 and share activity through August 9, 2009 have been adjusted to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009 (see Note H in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2009[f]	2008[f]	2007[a,f]
Selected Per Share Data
Net asset value, beginning of period	$ 20.67	$ 35.83	$ 38.20[d]
Income (loss) from investment operations: Net investment income[b]	1.16	2.86	2.76
Net realized and unrealized gain (loss)	(6.79)	(14.86)	(2.91)
Total from investment operations	(5.63)	(12.00)	(.15)
Less distributions from: Net investment income	(1.42)	(3.18)	(2.16)
Return of capital	(.06)	—	—
Total distributions	(1.48)	(3.18)	(2.16)
NAV accretion resulting from repurchases of shares at value[b]	.02	.02	.00***
Offering costs charged to paid-in capital	—	—	(.06)
Net asset value, end of period	$ 13.58	$ 20.67	$ 35.83
Market value, end of period	$ 11.18	$ 16.60	$ 30.04
Total Return
Based on net asset value (%)[c]	(22.28)	(34.70)	(.23)**
Based on market value (%)[c]	(20.29)	(37.47)	(20.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	350	539	937
Ratio of expenses including interest expense and dividend expense for securities sold short (%)	2.42	2.63	4.17*
Ratio of expenses excluding interest expense and dividend expense for securities sold short (%)	1.54	1.47	1.61*
Ratio of net investment income (%)	10.40	9.23	8.65*
Portfolio turnover rate (%)	27	75	160**
Total debt outstanding, end of period ($ thousands)	15,000	266,000	—
Asset coverage per $1,000 of debt[e]	24,362	3,026	—
[a] For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share). Adjusted to reflect the effects of a 1 for 2 reverse stock split.
[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[f] Per share data, including the proportionate impact to market price, have been restated to reflect the effects of a 1 for 2 reverse stock split effective prior to the opening of trading on the NYSE on August 10, 2009.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Value Income Edge Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets on the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sales proceeds held with the broker-dealer). For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may use futures contracts as part of the hedge strategy provide equity exposure.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of September 30, 2009 is included in a table following the Fund's Investment Portfolio. During the year ended September 30, 2009, the notional value of the Fund's open future contracts ranged from approximately $13,468,000 to approximately $73,486,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Equity Contracts (a)	$ 579,405

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (22,876,244)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from Futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 7,504,807

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on Futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $256,659,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2016 ($58,426,000) and September 30, 2017 ($198,233,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2008 through September 30, 2009, the Fund incurred approximately 243,909,000 of net realized capital losses, $40,000 of net currency loss and $7,000 of PFIC loss. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior fiscal year remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in options and futures, income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryfowards	$ (256,659,000)
Net unrealized appreciation (depreciation) on investments	$ (131,710,503)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2009	2008
Distributions from ordinary income*	$ 37,118,458	$ 83,183,964
Return of capital	$ 1,457,465	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash position at the Fund's custodian bank and deposits with brokers for securities sold short and open futures contracts at September 30, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended September 30, 2009, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $53,011,754 and $293,749,004, respectively. Purchases to cover securities sold short and securities sold short aggregated $35,133,216 and $13,461,441, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

Dreman Value Management LLC ("Dreman") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to Dreman. DIMA compensates Dreman out of the investment management fee it receives from the Fund.

For the period from December 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive 0.15% of its management fee.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the year ended September 30, 2009, the Administration Fee was $346,852, of which $29,157 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DISC aggregated $15,532, of which $3,889 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,971, of which $9,812 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest cash balances that have not been invested in portfolio securities in affiliated funds managed by the Advisor. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust (the "QP Trust"). Effective October 2, 2009, the QP Trust merged into the Central Cash Management Fund. The Central Cash Management Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Affiliated cash management vehicles do not pay the Advisor a management fee.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2009, the Fund's custodian fee was reduced by $564 for custody credits earned.

F. Borrowings

The Fund entered into a secured credit facility with State Street Bank and Trust Company. This facility had a one-year term ending September 29, 2009. The aggregate commitment under the facility was $300 million. For the six-month period beginning September 29, 2008, State Street Bank and Trust Company agreed to fund the entire $300 million commitment. For the subsequent six-month period ending September 28, 2009, State Street Bank and Trust Company agreed to fund a maximum commitment under the facility of $150 million. Interest was calculated at the higher of the Overnight Federal Funds Rate plus 0.75% or the LIBOR Term Rate plus 0.75% (1.04% at September 28, 2009), which was payable at maturity. Effective September 28, 2009, State Street Bank and Trust Company agreed to extend the credit facility until September 27, 2010 with a maximum commitment of $75 million. The note bears interest at the higher of the Overnight Federal Funds Rate plus 1.25 percent or the Overnight LIBOR rate plus 1.25 percent or LIBOR Term Rate plus 1.25 percent (1.53% at September 30, 2009). A commitment fee and a closing fee incurred by the Fund in connection with the loan maturing September 28, 2009 are included with "interest expense" on the Statement of Operations.

At September 30, 2009, the Fund had a notes payable outstanding of $15,000,000. The weighted average outstanding daily balance of all loans (based on the 365 days the loans were outstanding) during the year ended September 30, 2009 was $54,958,904, with a weighted average interest rate of 3.32%.

G. Share Repurchases

Effective December 1, 2008 through November 30, 2009, the Fund is authorized to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended September 30, 2009, the Fund purchased 270,104 shares of common stock on the open market at a total cost of $2,841,550 ($10.52 average per share). The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase was 18.1%. In addition, effective December 1, 2009 through November 30, 2010, the Fund is authorized to effect periodic repurchases for up to 5% of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value.

H. Reverse Stock Split

Prior to the opening of trading on the NYSE on August 10, 2009, the Fund implemented a 1-for-2 reverse stock split. The net effect of the Fund's reverse stock split was to decrease the number of the Fund's outstanding common shares and increase the net asset value per common share by a proportionate amount. While the number of the Fund's outstanding common shares declined, neither the Fund's holdings nor the total value of shareholders' investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund's outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced in Other Information on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

I. Review for Subsequent Events

Management has reviewed the events and transactions from October 1, 2009 through November 24, 2009, the date the financial statements were available to be issued, for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Dreman Value Income Edge Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Value Income Edge Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2009, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Value Income Edge Fund, Inc. at September 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 24, 2009

Tax Information (Unaudited)

For corporate shareholders, 15% of the income dividends paid during the Fund's fiscal year ended September 30, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the fund designates $10,385,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of June 24, 2009, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Dividend Reinvestment and Cash Purchase Plan

The Board of Directors of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant"). Computershare Inc. (the "Plan Agent") has been appointed by the Fund's Board of Directors to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund's Web site at www.dws-investments.com or by calling (800) 349-4281.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Should the Fund declare an income dividend or capital gains distribution payable only in cash, the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) shall be applied to the purchase on the open market of shares of common stock for the Participant's account. Each Participant, semiannually, also has the option of sending additional funds, in any amount from $100 to $3,000, for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. Optional cash payments should be made in US dollars and be sent by first-class mail, postage prepaid, to the Fund's transfer agent and dividend-disbursing agent at the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366

Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investment of voluntary cash payments and other open-market purchases may be made on any securities exchange where the shares of common stock are traded, in the OTC market or in negotiated transactions.

A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The service fees for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each optional cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority and with certain other limited exceptions, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Agreement, the "Agreements") between DWS and Dreman Value Management L.L.C. ("DVM") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and DVM the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and DVM historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board noted that the management fee and administrative services fee are charged on managed assets and the management fees received by DWS will be higher during periods in which the Fund uses leverage. The Board considered that the Fund currently employs leverage through borrowings. With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that after the first three years of the Fund's operations (i.e., on December 1, 2009) the sub-advisory fee rate would increase. The Board considered DWS's representation that the lower sub-advisory fee rate for the first three years of the Fund's operations is intended to be the way in which DVM shares in the up-front costs incurred in connection with the Fund's creation and launch. The Board also considered that DWS has agreed to pay DVM certain minimum sub-advisory fees for the first six years of the Fund's operations. The Board noted that, like the management fee and administrative services fee, the sub-advisory fee is charged on managed assets and, therefore, the sub-advisory fees received by DVM will be higher during periods in which the Fund uses leverage. The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board noted that, in connection with the 2009 contract renewal process, DWS had agreed to reduce the Fund's contractual management fee rate by 0.15% effective December 1, 2009 through September 30, 2010. The Board also noted that DVM agreed to waive the increase to the sub-advisory fee rate that would otherwise take effect on December 1, 2009. The Board considered that DVM agreed to this waiver through September 30, 2010.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of the subadvisor with respect to the Fund. The Board noted that DWS pays the subadvisor's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's-length negotiation with DWS.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by an affiliate of DWS for administrative services provided to the Fund. The Board also considered the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of September 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M204

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2009, DWS Dreman Value Income Edge Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DREMAN VALUE INCOME EDGE FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$62,692	$0	$8,549	$0
2008	$67,750	$0	$8,373	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$420,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$8,549	$420,000	$719,000	$1,147,549
2008	$8,373	$382,000	$1,474,733	$1,865,106

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., John W. Ballantine and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

_________________________

1  purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

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2  Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

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3  mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

Analyst worksheets created for stock option plan and share increase analyses.

Proxy Edge print-screen of actual vote election.

•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the company cast its vote on the matter;

How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2008

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans
C	Employee Stock Option/Purchase Plans
D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation
F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans
J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting
I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager of the fund.

•	Began investment career in 1957.
•	Joined the fund team in 2006.
•	Founder, Dreman Value Management, LLC.

F. James Hutchinson

President and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2000.
•	Began investment career in 1986.
•	Joined the fund team in 2006.
•	Prior to joining Dreman Value Management, LLC, 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2006.
•	Joined the fund team in 2007.
•	Prior to joining Dreman Value Management, LLC, Managing Director and Portfolio Manager at NFJ Investment Group. Has over 20 years of investment experience.

Gary P. Herbert, CFA

Managing Director of Dreman Value Management, LLC, Head of High Yield,and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2007.
•	Joined the fund team in 2007.
•	Prior to joining Dreman Value Management, LLC, Executive Director of the Investment Management Group and Portfolio Manager and Analyst at Morgan Stanley. Has over 11 years of investment experience.

Compensation of Portfolio Managers:

The Fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance by utilizing both quantitative and qualitative factors.

The sub-advisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)

Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)

Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

(iii)

Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members

(ii)	Contributions to the organizational overall success with new product strategies

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund’s portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

Fund Ownership of Portfolio Managers:

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund , including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of September 30, 2009.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
David N. Dreman	$10,001 - $50,000
F. James Hutchinson	None
E. Clifton Hoover, Jr.	None
Gary Herbert	None

Conflicts of Interest:

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	12	$2,754,000,000	None	None
F. James Hutchinson	5	$251,000,000	None	None
E. Clifton Hoover, Jr.	9	$2,560,000,000	None	None
Gary Herbert	0	$0	None	None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	4	$138,200,000	1	$7,377,000
F. James Hutchinson	None	None	None	None
E. Clifton Hoover, Jr.	None	None	None	None
Gar Herbert	None	None	None	None

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	94	$1,011,000,000	None	None
F. James Hutchinson	None	None	None	None
E. Clifton Hoover, Jr.	76	$859,000,000	None	None
Gary Herbert	None	None	None	None

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client’s accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client accounts and trades done for the fund are generally aggregated with trades done for its other client accounts.

The subadvisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs *, **

October 1 through October 31	0	n/a	0	1,303,511
November 1 through November 30	0	n/a	0	1,303,511
December 1 through December 31	0	n/a	0	1,303,511
January 1 through January 31	0	n/a	0	1,303,511
February 1 through February 28	0	n/a	0	1,303,511
March 1 through March 31	0	n/a	0	1,303,511
April 1 through April 30	0	n/a	0	1,303,511
May 1 through May 31	0	n/a	0	1,303,511
June 1 through June 30	0	n/a	0	1,303,511
July 1 through July 31	0	n/a	0	1,303,511
August 1 through August 31	102,400	10.29	102,400	1,201,111
September 1 through September 30	167,700	10.66	167,700	1,033,411

Total	270,100	10.52	270,100

* Effective December 1, 2008, pursuant to the fund's open market stock repurchase program, the fund is authorized to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on September 19, 2008, with notice of the program being sent to fund shareholders on November 28, 2008. The program will expire on November 30, 2009.

** Effective December 1, 2009, pursuant to the fund's open market stock repurchase program, the fund is authorized to purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on September 11, 2009, with notice of the program being sent to fund shareholders on September 14, 2009. The program will expire on November 30, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2009